OFFICER'S CERTIFICATE

     In connection with the Annual Report of Envirokare Tech, Inc. (the "Company") on Form 10-KSB for the period ended December 31,2003, as filed with the Securities and Exchange Commission on April _14, 2004 (the "Report"), I, John Verbicky, President and Chief Executive Officer (Principal Executive Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate on this 14th day of April, 2004.

                                  /s/ John Verbicky
                                  -------------------------------------
                                  Name:    John Verbicky
                                  Title:   President and Chief Executive Officer
                                           (Principal Executive Officer)